Other non-current assets	12 Months Ended
Mar. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets
14. Other non-current assets

Other non-current assets include assets that do not fall into any other non-current asset category (such as goodwill or property, plant and equipment) where the benefit to be received from the asset is not due to be received until after 31 March 2023.

	2022	2021
	£m	£m
Other receivables	110	45
Non-current tax assets	6	6
Prepayments	—	5
Accrued income¹	187	237
	303	293
1. Includes accrued income in relation to property sales to St William Homes LLP and other companies within The Berkeley Group. Following completion of the sale of St William Homes LLP on 15 March 2022, the outstanding accrued income due from St William Homes LLP became due from other companies within The Berkeley Group (see note 16).